Business combination	9 Months Ended
Sep. 30, 2022
Business combination [Abstract]
Business combination
Note 4 – Business combination

In May 2022, DHT Holdings, Inc., acquired an additional 3.2% ownership of Goodwood Ship Management Pte. Ltd. (“Goodwood”) a privately owned ship management company incorporated under the laws of the Republic of Singapore for a purchase price of $0.4 million in cash. A change in Goodwood’s partnership structure allowed the Company to increase its shareholding under the existing partnership agreement. Goodwood currently manages 22 of DHT’s vessels.

Following the acquisition, the Company’s ownership percentage increased to 53.2%, with the Company obtaining control over Goodwood in what is known as a step acquisition. Previously held equity interests in Goodwood were remeasured to a fair value of $6.0 million, resulting in a loss of $0.6 million, which was recognized under other financial (expense)/income in the consolidated income statement in the second quarter of 2022.

The Company has elected to measure the non-controlling interests in Goodwood at the proportionate share of identifiable net assets.

Assets acquired and liabilities assumed
The preliminary fair values of the identifiable assets and liabilities of Goodwood as at the date of the acquisition were:

$ in thousands	FV recognized on acquisition
ASSETS
Current assets	$9,912
Non-current assets	2,522
TOTAL ASSETS	$12,433
LIABILITIES
Current liabilities	$(570)
Non-current liabilities	(2,342)
TOTAL LIABILITIES	$(2,912)
TOTAL IDENTIFIABLE NET ASSETS AT FAIR VALUE	$9,521

Previously held equity interest measured at fair value	$(6,030)
Non-controlling interest measured at fair value	(4,453)
Goodwill arising on acquisition	1,356
PURCHASE CONSIDERATION TRANSFERRED	$394

$ in thousands	Cash flow on acquisition
Net cash acquired with the subsidiary	$8,660
Cash paid	(394)
NET CASH FLOW ON ACQUISITION	$8,267

The goodwill of $1.4 million comprises the value of the personnel technical management expertise, customer base, and market reputation, which are not separately recognized.

Impact of acquisition on the result of the Company
For the period from May 31 to September 30, 2022, Goodwood has contributed $2.4 million to total revenues and a profit of $1.6 million before tax to the Company.

If the business combination had taken place at the beginning of the year, the total revenues would have been $289.5 million on a proforma basis and the combined result before tax would have improved by $0.6 million to $1.2 million on a proforma basis.